CITIFUNDS TRUST III

on behalf of the

Citi Connecticut Tax Free Reserves

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED DECEMBER 31, 2004 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 31, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of CitiFunds Trust III (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Citi Connecticut Tax Free Reserves (the “Fund”), a series of the Trust, with respect to Smith Barney Connecticut Money Market Portfolio share classes, and Citi Fund Management Inc. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be revised from a flat 0.45% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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